UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): March 1, 2006

                              AVID TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                      0-21174               04-2977748
(State or Other Jurisdiction         (Commission File       (I.R.S. Employer
 of Incorporation or Organization)       Number)            Identification No.)


            Avid Technology Park, One Park West, Tewksbury, MA   01876
            (Address of Principal Executive Offices)           (zip code)


       Registrant's telephone number, including area code: (978) 640-6789



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

2005 Stock Incentive Plan - Form Agreements

On March 1, 2006, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Avid Technology, Inc. (the "Company") adopted a form agreement, the Restricted Stock Unit Award Terms and Conditions, to be used for the award of restricted stock units under the Company's 2005 Stock Incentive Plan. In addition, the Compensation Committee adopted a revised form of Restricted Stock Award Terms and Conditions to be used for the award of restricted stock under the Company's 2005 Stock Incentive Plan.

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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2006                   AVID TECHNOLOGY, INC.
                                         (Registrant)


                                     By: /s/ Carol E. Kazmer
                                        -----------------------------------
                                         Carol E. Kazmer
                                         Vice President and General Counsel


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

                                  EXHIBIT INDEX


Exhibit                       Description
------                        -----------

*#10.01           Form of Restricted Stock Unit Award Terms and Conditions

*#10.02           Form of Restricted Stock Award Terms and Conditions




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* Documents filed herewith
# Management contract or compensatory plan


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